LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
LEASES
        Minimum rental commitments under all non-cancelable operating leases, primarily real estate leases for offices, manufacturing-related leases and vehicle leases, in effect at December 31, 2013, are:

(In millions) Years Ending December 31,
2014	$36.4
2015	29.5
2016	20.8
2017	15.5
2018	14.3
Later Years	22.3
Total Minimum Payments	$138.8

        Operating lease rental expenses were $39.7 million, $37.4 million and $35.5 million in the years ended December 31, 2013, 2012, and 2011, respectively. At December 31, 2013 and 2012, MJN had capital lease obligations outstanding in the amount of $2.9 million and $2.7 million, respectively.